# PRUDENTIAL FINANCIAL, INC.
# FINANCIAL OUTLOOK
# NOVEMBER 8, 2012

Prudential

Exhibit 99.1

_______________________________________________________________________________
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,”
“intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential
Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities;
(6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks;
(23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions, including risks associated with the acquisition of certain insurance operations in Japan; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business.  Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for discussion of certain risks relating to our businesses and investment in our securities.

This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products.   Adjusted operating income also
excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services
Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation) by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.
Our guidance for Common Stock earnings per share and our expectations of ROE are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that are expected to ultimately accrue to contractholders, we cannot provide a measure of our Common Stock earnings per share or ROE expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
For additional information about adjusted operating income and the comparable GAAP measure, including reconciliation between the two, please refer to our Form 8-K filed on
April 26, 2012, which provides supplementary financial information for historical periods reflecting the retrospective adoption of revised U.S. GAAP accounting standards related to deferred policy acquisition costs, as well as our Forms 10-K and 10-Q, located on the Investor Relations website at
www.investor.prudential.com.
Additional historical information relating to the Company’s financial performance is also located on the Investor Relations website.
The information referred to above and on the prior page, as well as the risks of our businesses described in our Forms 10-K and 10-Q, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Estimated 2012 Baseline FSB Earnings
2012 Ending S&P 500 level of
1,425; 2013 Average approximately 1,470
US Dollar @ 80 Yen and 1,160 Won
Continued low interest rate environment
28.0% Effective Tax Rate
Capital, Leverage and Liquidity
Pension Risk Transfer transactions in 4 Quarter, 2012
Hartford Life acquisition in 1 Quarter, 2013
Impact of Star & Edison acquisition
(1) Financial Services Businesses [FSB]

st
th

(1) Includes business integration costs; reflects market driven and discrete items disclosed in our earnings press releases.
(2) Includes impact of foreign currency exchange rates and hedging, and Star & Edison business integration synergies.
(3) Includes business integration costs and DAC unlockings.

2013
Guidance
AOI Basis
2012
Baseline
2013
Guidance
Baseline
$4.41 $4.74 $7.70 - $8.10 $7.50 - $7.90
Unusual/
Non-
Recurring
Items (1)
Unusual/
Non-
Recurring
Items (3)
Share
Repurchases
Organic Business Growth
PRT/
Hartford
U.S.
Businesses
International
Businesses
(2)
3Q 2012
YTD
Results
AOI Basis
3Q 2012
YTD
Baseline
Results
Pension
Accounting
Change
[~$0.20]
4Q Baseline
Results

($ in Billions)
12/31/11 Actual
(8)
12/31/2012 Projected
Required Capital
(1)
$34.3 – $34.8 $36.3 - $36.8
Attributed Equity
(2)
$27.6 $27.9
Capital Debt  and Hybrids Outstanding $11.2 $10.9
Total Capital Outstanding $38.8 $38.8
Total Available On Balance Sheet Capital
(3)
$4.0 – $4.5 $2.0 – $2.5
Estimated “Readily Deployable” Capital
$2.0 – $2.25 $1.2 – $1.5
Capital Debt to Capital Ratio
(4)
27% ~25%
Prudential Financial, Inc. Net Cash
(5)
~$3.2 >$3.0
Regulatory Capital Ratios
Prudential Insurance RBC
(6)
491% >400%
POJ Solvency Margin Ratio
(7)
721% >700%
Gibraltar Solvency Margin Ratio
(7)
810% >700%
1)
Required Capital represents the amount of GAAP capital necessary to support business risk based on AA rating targets at the insurance operating entities.
2)
Excludes accumulated other comprehensive income.
3)
Based on targeted Risk Based Capital (“RBC”) ratio of 400% for Prudential Insurance.
4)
For the purposes of calculating this ratio, PFI’s outstanding hybrid securities are considered 25% equity and 75% debt.
5)
Net cash includes cash, cash equivalents, and short-term investments, reduced by commercial paper borrowings and cash held in an intra-company liquidity account at PFI.
6) Prudential Insurance RBC as of December 31. The inclusion of RBC measures is intended solely for the information of investors and is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.
7)
Calculated as of fiscal year end March 31, 2012 and March 31, 2013.
8)
Required capital and attributed equity pro forma for $2.7 billion DAC write-off which occurred on January 1, 2012.

(1) Financial Services Businesses [FSB]

Capital Deployment
–
Funding Outsized Organic Growth Opportunities, and
–
Acquisitions
Successful Integration of Hartford Life
Interest Rates Follow the Forward Curve
US Dollar @ 80 Yen and 1,160 Won
Share Repurchases and Shareholder Dividends
Impact of Regulatory Changes
Average Equity of $29B
Accounting Noise

2013
Target
AOI Basis
2012
Baseline
2013
Target
Baseline
10.2% 10.9%
12.5% - 13.1% 12.2% - 12.8%
Unusual/
Non-
Recurring
Items (2)
Unusual/
Non-
Recurring
Items (5)
(1) Financial Services Businesses.
(2) Includes business integration costs; reflects market driven and discrete items disclosed in our earnings press releases.
(3) Includes impact of foreign currency exchange rates and hedging, and Star & Edison business integration synergies.
(4) Additionally assumes S&P 500 will be 1,515 at December 31, 2013; USD at 80 Japanese Yen and 1160 Korean Won in 2013, inclusive of hedging programs. Yen and Won foreign exchange spot rates unchanged from September 30, 2012.
(5) Includes business integration costs and DAC unlockings.

PRT/
Hartford
Share Repurchases
& Shareholder
Dividends
4Q Baseline
Results
3Q 2012
YTD
Results
AOI Basis
3Q 2012
YTD
Baseline
Results
Pension
Accounting
Change
Organic
Business Growth
(3)

9